                                                                   Exhibit 10.25

                                                                  CONFORMED COPY
                                                                  --------------

                               SECOND AMENDMENT

          SECOND AMENDMENT, dated as of January 8, 1999 (this "Amendment"), to
                                                               ---------
the Credit and Guarantee Agreement, dated as of December 19, 1997, (as amended by the First Amendment, dated as of May 27, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee
                                                           --------------------
Agreement"), among Exide Corporation, a Delaware corporation (the "Company"),
---------                                                          -------
the Borrowing Subsidiaries signatory thereto, the Guarantors signatory thereto, the several lenders from time to time parties thereto (the "Lenders"), Lehman
                                                            -------
Commercial Paper Inc., as Syndication Agent for the Lenders (in such capacity, the "Syndication Agent") and Credit Suisse First Boston, as Administrative Agent
     -----------------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, pursuant to the Credit and Guarantee Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the Borrowing Subsidiaries; and

          WHEREAS, the Company and the Borrowing Subsidiaries have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit and Guarantee Agreement and Collateral Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  (a)  General.  Terms defined in the Credit and
              -------------        -------
Guarantee Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit and Guarantee Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Replacement of Definitions.  Subsection 1.1 of the Credit and
              --------------------------
Guarantee Agreement is hereby amended by deleting therefrom the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following definition in the appropriate alphabetical order:

          "'Consolidated EBITDA':  for any period, Consolidated Net Income for
            --------------------
     such period plus, without duplication and (other than with respect to
                 ----
     clause (g) below) to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any other non-cash charges, (f) any foreign currency translation losses required to be recognized in accordance with GAAP with respect to intercompany obligations and (g) for any period of determination which includes any fiscal quarter in which the Company or any of its Subsidiaries receives any casualty or condemnation proceeds related to any casualty event which has occurred prior to the Second Amendment Effective Date with respect to the Cwmbran, Wales, Bristol, Tennessee or Budingen, Germany facilities (the "Casualty
                                                                     --------
     Proceeds") and to the extent the Company or any of its Subsidiaries has
     --------
     previously expended and recognized on its financial statements amounts to rebuild such facilities other than with the proceeds of the Casualty Proceeds, the amount of the Casualty Proceeds received during any of such quarters which are included in such period of determination, and minus, to
                                                                      -----
     the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income, all as determined on a consolidated basis and (d) any foreign currency translation gains required to be recognized in accordance with GAAP with respect to intercompany obligations."

          (c) Addition of Definitions.  Subsection 1.1 of the Credit and
              -----------------------
Guarantee Agreement is hereby amended by adding thereto the following new definition in appropriate alphabetical order:

          "'Second Amendment':  the Second Amendment, dated as of January 8,
            ----------------
     1999, to this Agreement."

          "'Second Amendment Effective Date':  the date of effectiveness of the
            -------------------------------
     Second Amendment."

          2.  Amendment to Subsection 7.11.  Subsection 7.11 of the Credit and
              ----------------------------
Guarantee Agreement is hereby amended by adding thereto immediately at the end thereof and prior to the period the following: "(other than the 1999 calendar year)".

          3.  Amendment to Subsection 8.1(a).  Subsection 8.1(a) of the Credit
              ------------------------------
and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                                                Consolidated
         Period                                 Leverage Ratio
         ------                                 --------------

       March 31, 1998                            5.50 to 1.0
       April 1, 1998 through June 30, 1998       5.75 to 1.0

       July 1, 1998 through December 31, 1998    5.50 to 1.0
       January 1, 1999 through June 30, 1999     5.25 to 1.0
       July 1, 1999 through December 31, 1999    4.95 to 1.0
       January 1, 2000 through June 30, 2000     3.75 to 1.0
       July 1, 2000 through December 31, 2000    4.00 to 1.0
       January 1, 2001 through June 30, 2001     3.25 to 1.0
       July 1, 2001 through December 31, 2001    3.50 to 1.0
       January 1, 2002 through June 30, 2002     2.75 to 1.0
       July 1, 2002 through December 31, 2002    3.00 to 1.0
       January 1, 2003 through June 30, 2003     2.75 to 1.0
       July 1, 2003 through December 31, 2003    3.00 to 1.0
       January 1, 2004 through June 30, 2004     2.75 to 1.0
       July 1, 2004 through December 31, 2004    3.00 to 1.0

          4.  Amendment to Subsection 8.1(b).  Subsection 8.1(b) of the Credit
              -----------------------------
and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                                                Consolidated Fixed
                   Period                      Charge Coverage Ratio
                   ------                      ---------------------

  March 31, 1998 through December 31, 1998          0.95 to 1.0
  January 1, 1999 through June 30, 1999             1.10 to 1.0
  July 1, 1999 through December 31, 1999            1.30 to 1.0
  January 1, 2000 through December 31, 2000         1.35 to 1.0
  January 1, 2001 and thereafter                    1.75 to 1.0

          5.  Amendment to Subsection 8.1(c).  Subsection 8.1(c) of the Credit
              -----------------------------
 and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                                                   Consolidated
                   Peroid                             EBITDA
                   ------                          ------------

 March 31, 1998 through June 30, 1999               $230,000,000
 July 1, 1999 through December 31, 1999             $260,000,000
 January 1, 2000 through December 31, 2000          $280,000,000
 January 1, 2001 through December 31, 2001          $300,000,000
 January 1, 2002 and thereafter                     $320,000,000

          6.  Amendment to Subsection 8.5.  Subsection 8.5 of the Credit and
              ---------------------------
Guarantee Agreement is hereby amended by adding thereto the following new paragraph (j):

          "(j) the sale by the Company or any of its Subsidiaries of the assets described on Exhibit A to the Second Amendment."

          7.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Borrowing Subsidiaries, the Guarantors and the Required Lenders and upon such receipt shall be deemed to be effective as of December 27, 1998.

          8.  Representations and Warranties.  The Company as of the date hereof
              ------------------------------
and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates those representations and warranties made by it in
Section 5 of the Credit and Guarantee Agreement; provided, that each reference
                                                 --------
to the Credit and Guarantee Agreement therein shall be deemed to be a reference to the Credit and Guarantee Agreement after giving effect to this Amendment.

          9.  Payment of Expenses.  The Company agrees to pay or reimburse the
              -------------------
Syndication Agent and the Administrative Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Syndication Agent and the Administrative Agent.

          10.  Fees.  In consideration of the agreement of the Lenders to
               ----
consent to the amendments contained herein, the Borrower agrees to pay to each Lender which so consents on or prior to January 8, 1999, an amendment fee in an amount equal to 0.20% of the amount of such Lender=s Commitment, payable on the date hereof in immediately available funds.

          11.  Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in
Section 7 of this Amendment, each reference in the Credit and Guarantee Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit and Guarantee Agreement, and each reference in the other Loan Documents to "the Credit and Guarantee Agreement", "thereunder", "thereof" or words of like import referring to the Credit and Guarantee Agreement, shall mean and be a reference to the Credit and Guarantee Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit and Guarantee Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          12.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          13.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              EXIDE CORPORATION, as a Borrower and as a
                                Guarantor


                              By: /s/ David H. Kelly
                                 -----------------------------------
                                Name:  David H. Kelly
                                Title:  Vice President and Treasurer

                              EXIDE HOLDING EUROPE S.A.
                              COMPAGNIE EUROPEENNE
                                  D'ACCUMULATEURS S.A.
                              EURO EXIDE CORPORATION LIMITED
                              SOCIEDAD ESPANOLA DEL ACUMULADOR   TUDOR S.A.
                              TUDOR A.B.
                              EXIDE VERWALTUNGS GMBH
                              MERCOLEC TUDOR B.V.,

                              each as a Borrowing Subsidiary and as a Guarantor


                              By: /s/ Bernard F. Stewart
                                 ----------------------------------------
                                Name:  Bernard F. Stewart
                                Title:  Attorney-in-Fact

                              ACCUMULATORENFABRIK SONNENSCHEIN
                                  GMBH
                              COMPAGNIA GENERALE ACCUMULATORI
                                  S.P.A.
                              SINAC S.R.L.
                              FULMEN IBERICA S.A.
                              CMP BATTERIES LIMITED
                              CMP BATTERIJEN B.V.
                              SOCIETE FRANCAISE DES
                                   ACCUMULATEURS TUDOR S.A.
                              CMP BATTERIER A/S
                              EXIDE AUTOMOTIVE BATTERIE GMBH
                              HAGEN BATTERIE A.G.
                              INDUSTRIA COMPOSIZIONI STAMPATE
                                   S.P.A.
                              HAGEN BATTERIJEN B.V.
                              ELECTRO MERCANTIL INDUSTRIAL S.A.
                              GAZTAMBIDE S.A.
                              TERRENOS Y CONSTRUCCIONES S.A.
                              T.S. BATTERIE S.R.L.
                              EXIDE BATTERIES LIMITED
                              B.I.G. BATTERIES LIMITED
                              EXIDE (DAGENHAM) LIMITED
                              EXIDE FRANCE S.A.
                              FULMEN UK LIMITED
                              EXIDE AUTOMOTIVE S.A.
                              CMP BATTERIJEN N.V.
                              SOCIEDAD PORTUGUESA DO
                                   ACUMULADOR TUDOR S.A.
                              EXIDE DENMARK A/S
                              GEMALA SWEDEN AB
                              CENTRA S.A.
                              DETA AKKUMULATORENWERK GMBH
                              MAREG ACCUMULATOREN GMBH
                              FRIWO SILBERKRAFT MBH
                              EXIDE SONNAK A/S
                              CMP BATTERIJEN S.A.

EXIDE AUTOMOTIVE S.A.
EXIDE LENDING LIMITED
each as a Guarantor, subject to the limitations, if any, contained in Schedule 10.1

By: /s/ Bernard F. Stewart
   -----------------------
Name:  Bernard F. Stewart
Title:  Attorney-in-Fact


GBC, INC.
as a Guarantor


By: /s/ Bernard F Stewart
   ----------------------
Name:  Bernard F. Stewart
Title:  Secretary

GENERAL BATTERY CORPORATION
as a Guarantor
By:  Exide Investments, Inc., trustee


By: /s/ Bernard F. Stewart
   -----------------------
Name:  Bernard F. Stewart
Title:  Secretary


EXIDE INTERNATIONAL, INC.
as a Guarantor


By: /s/ Bernard F. Stewart
   -----------------------
Name:  Bernard F. Stewart
Title:  Secretary

LEHMAN BROTHERS INC., as Arranger


By: /s/ William J. Gallagher
   -------------------------
  Name:  William J. Gallagher
  Title:  Authorized Signatory

LEHMAN COMMERCIAL PAPER INC., as
 Syndication Agent and as a Lender


By: /s/ Michael E. O'Brien
   -----------------------
  Name:  Michael E. O'Brien
  Title:  Authorized Signatory

CREDIT SUISSE FIRST BOSTON, as
 Arranger and as Administrative Agent


By: /s/ Thomas G. Muoio
   --------------------
  Name:  Thomas G. Muoio
  Title:  Vice President

By: /s/ Gregory R. Perry
   ---------------------
  Name:  Gregory R. Perry
  Title:  Vice President

CREDIT SUISSE FIRST BOSTON, as a
 Lender


By: /s/ Thomas G. Muoio
   --------------------
  Name:  Thomas G. Muoio
  Title:  Vice President

By: /s/ Robert N. Finney
   ---------------------
  Name:  Robert N. Finney
  Title:  Managing Director

                                 LEHMAN BROTHERS BANKHAUS AG


                                 By: /s/ Julian Entwslg
                                    --------------------
                                 Name:  Julian Entwislg
                                 Title:  Authorized Signatory

                                 ALPHA CREDIT BANK A.E.


                                 By: /s/ A. Polychroniadis & M.J. Bamber
                                      -----------------------------------
                                      Name:  A. Polychroniadis & M.J. Barber
                                      Title: Deputy Gen. Manager & OPS Manager


                                 BANK OF MONTREAL

                                 By: /s/ Thomas E. McGraw
                                    -----------------------
                                    Name:  Thomas E. McGraw
                                    Title:  Director

                                BANQUE PARIBAS

                                By: /s/ Authorized Signatory
                                    ------------------------
                                    Name:
                                    Title:

                                BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.

                                By: /s/ B.W. Henry
                                    ----------------
                                    Name:  B.W. Henry
                                    Title:  Vice President

                                SCOTIABANK EUROPE PLC

                                By:__________________________________
                                   Name:
                                   Title:

BANCA POPOLARE DI BERGAMO-CREDITO
VARESINO S.C.A.R.L.


By: /s/ G. Gattaneo & S. Lupini
   ----------------------------
  Name:  G. Gattaneo & S. Lupini
  Title:  Co-General Manager & Deputy General  Manager

BANKBOSTON, N.A.


By:__________________________
  Name:
  Title:

BANQUE ET CAISSE D'EPARGNE DE L'ETAT,
LUXEMBOURG


By:/s/Jean-Pierre Thein & John Dhur
   -----------------------------------
  Name:  Jean-Pierre Thein & John Dhur
  Title:  Director

BHF BANK AKTENGESELLSCHAFT


By: /s/ K. Johannsmann/M. Redding
   ---------------------------------
  Name:  K. Johnannsmann/M. Redding
  Title:  Vice President/Assistant Treasurer

BANQUE NATIONALE DE PARIS


By: /s/ Bruno Tassart
   ------------------
  Name:  Bruno Tassart
  Title:  Head of Acquisition Finance

                                   BANCO ESPIRITO SANTO E COMERCIAL DE
                                   LISBOA S.A.


                                   By: /s/ G.N. Harris & M. Wright
                                       ---------------------------
                                   Name:  G.N. Harris & M. Wright
                                   Title:  Manager and Deputy Manager

                                   COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE NEW YORK BRANCH


                                   By: /s/ Anthony Rock & Sean Mounier
                                       --------------------------------
                                   Name:  Anthony Rock & Sean Mounier
                                   Title:  Vice President & First Vice President

                                   COMERICA BANK


                                   By: /s/ Steven J. McCormack
                                       -----------------------
                                       Name:  Steven J. McCormack
                                       Title:  Account Officer

                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /s/ David Bouhl & W. Leroy Startz
                                       ---------------------------------
                                       Name:  David Bouhl & W. Leroy Startz
                                       Title:  First Vice President

                                   DAI-ICHI KANGYO BANK, LTD.


                                   By: /s/ Christopher Fahey
                                       --------------------
                                       Name:  Christopher Fahey
                                       Title:  Vice President

DRESDNER BANK AG NEW YORK & GRAND
CAYMAN BRANCHES


By: /s/ Brigitte Sacin & John W. Sweeney
    ------------------------------------
    Name:  Brigitte Sacin & John W. Sweeney
    Title:  Assistant Treasurer & Assistant Vice President

NBD BANK


By: /s/ William J. Maxbauer
  --------------------------
  Name:  William J. Maxbauer
  Title:  Vice President

FIRST UNION NATIONAL BANK


By: /s/ Thomas M. Harper
   ---------------------
  Name:  Thomas M. Harper
  Title:  Vice President

CORESTATES BANK, N.A.


By: /s/ Thomas M. Harper
   ---------------------
  Name:  Thomas M. Harper
  Title:  Vice President

INDUSTRIAL BANK OF JAPAN, LIMITED
NEW YORK BRANCH


By: /s/ John Dippo
   ---------------
  Name:  John Dippo
  Title:  Senior Vice President

                                     OSTERREICHISCHE INVESTITIONSKREDIT
                                     AG


                                     By: Anscheringer & J. Wandsam
                                         -------------------------
                                     Name:  Anscheringer & J. Wandsam
                                     Title:  Assistant General Manager & Manager

                                     MEESPIERSON N.V.


                                     By:___________________________________
                                        Name:
                                        Title:

                                     MELLON BANK, N.A.


                                     By: /s/ Mark F. Johnston
                                         --------------------
                                         Name:  Mark F. Johnston
                                         Title:  Assistant Vice President

                                     THE MITSUBISHI TRUST & BANKING
                                     CORPORATION


                                     By: /s/ Toshihiro Hayashi
                                         ---------------------
                                         Name:  Toshihiro Hayashi
                                         Title:  Senior Vice President

                                     SOCIETE GENERALE


                                     By: /s/ Joseph A. Philbin
                                         ---------------------
                                         Name:  Joseph A. Philbin
                                         Title:  Director

                                     THE SUMITOMO BANK, LIMITED


                                     By: /s/ O. Yamashita
                                         ----------------
                                         Name:  O. Yamashita
                                         Title:  General Manager

THE SUMITOMO TRUST & BANKING CO.,
LTD.


By: /s/ J.M. Barker
   ---------------
  Name:  J.M. Barker
  Title:  Manager

TORONTO DOMINION (TEXAS), INC.


By: /s/ Jimmy Simien
   ------------------
  Name:  Jimmy Simien
  Title:  Vice President

MONUMENTAL LIFE INSURANCE
COMPANY, successor by merger to Peoples
Security Life Insurance Company


By: /s/ Gregory W. Theobald
   ------------------------
  Name:  Gregory W. Theobald
  Title:  Vice President & Assistant Secretary

FRANKLIN FLOATING RATE TRUST


By: /s/ Chauncey Lufkin
   ---------------------
  Name:  Chauncey Lufkin
  Title:  Vice President

ING HIGH INCOME PRINCIPAL
PRESERVATION FUND HOLDINGS, LDC
By:  ING CAPITAL ADVISORS, INC., as
     Investment Advisor

By: /s/ Jane Musser Nelson
    ----------------------
    Name:  Jane Musser Nelson
    Title:  Senior Vice President

                                         ARCHIMEDES FUNDING, L.L.C.
                                         By:  ING CAPITAL ADVISORS, INC., as
                                              Collateral Advisor


                                         By: /s/ Jane Musser Nelson
                                             ----------------------
                                             Name:  Jane Musser Nelson
                                             Title:  Senior Vice President

                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.


                                         By: /s/ Paul Travers
                                             ----------------
                                             Name:  Paul Travers
                                             Title:  Authorized Signatory

                                         ORIX USA CORPORATION


                                         By: /s/ Hiroyuki Miyauchi
                                             ---------------------
                                             Name:  Hiroyuki Miyauchi
                                             Title:  Executive Vice President

                                         PARIBAS CAPITAL FUNDING LLC

                                         By: /s/ Jeffrey J. Youle
                                             ------------------------
                                             Name:  Jeffrey J. Youle
                                             Title:  Director

                                         KZH CNC LLC


                                         By: /s/ Virginia Conway
                                             -----------------------
                                             Name:  Virginia Conway
                                             Title:  Authorized Agent

                                         KZH CYPRESSTREE-1 LLC


                                         By: /s/ Virginia Conway
                                             --------------------
                                             Name:  Virginia Conway
                                             Title:  Authorized Agent

KZH LANGDALE LLC


By: /s/ Virginia Conway
   --------------------
  Name:  Virginia Conway
  Title:  Authorized Agent

KZH PONDVIEW LLC


By: /s/ Virginia Conway
   ---------------------
  Name:  Virginia Conway
  Title:  Authorized Agent

THE BANK OF SCOTLAND


By: /s/ William Paterson
   ----------------------
  Name:  William Paterson
  Title:  Director, European Corporate Finance

THE BANK OF NOVA SCOTIA


By: /s/ J. Alan Edwards
   --------------------
  Name:  J. Alan Edwards
  Title:  Authorized Signatory

NATEXIS BANQUE


By: /s/ Jean Y. Richard & Jordan Sadler
   --------------------------------------
   Name:  Jean Y. Richard & Jordan Sadler
   Title:  Executive Vice President & Associate

                                 ALLIANCE CAPITAL MANAGEMENT L.P., as
                                 Manager on behalf of Alliance Capital Funding, L.L.C.
                                 By: Alliance Capital Management Corporation,
                                     General Partner of Alliance Capital
                                     Management L.P.


                                 By: /s/ L.I. Savitri Alex
                                     ---------------------------
                                     Name:  L.I. Savitri Alex
                                     Title:  Vice President

                               ALLIANCE CAPITAL MANAGEMENT L.P., as
                               Manager on behalf of Alliance Investments Limited
                               By: Alliance Capital Management Corporation,
                                   General Partner of Alliance Capital
                                   Management L.P.


                               By: /s/ Sheryl Rothman
                                   --------------------
                                   Name:  Sheryl Rothman
                                   Title:  Vice President

                               BALANCED HIGH YIELD FUND I LTD.,
                               By: BHF-Bank Aktiengesellschaft, acting
                                   through its New York Branch, as attorney-
                                   in-fact


                               By: /s/ John Sykes & Thomas Scifo
                                   ------------------------------
                                   Name:  John Sykes & Thomas Scifo
                                   Title:  Vice President & Assistant Vice
                                           President

                               CYPRESSTREE INVESTMENT PARTNERS II,
                               LTD.
                               As: CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager


                               By:/s/Philip C. Robbins
                                  -----------------------------
                                  Name:  Philip C. Robbins
                                  Title:  Principal

DELANO COMPANY
By: Pacific Investment Management Company,
    as its Investment Advisor


By: /s/ Raymond Kennedy
   --------------------
  Name:  Raymond Kennedy
  Title:  Senior Vice President

INDOSUEZ CAPITAL FUNDING IV, L.P.
By: Indosuez Capital Luxembourg, as Collateral
    Manager


By:/s/Francoise Berthlelot
   -----------------------
  Name:  Francoise Berthelot
  Title:  Authorized Signatory

SYNDICATED LOAN FUNDING INC.
By:  Lehman Commercial Paper Inc. not in its
     individual capacity but solely as Asset
     Manager


By: /s/ Michael E. O'Brien
   -----------------------
  Name:  Michael E. O'Brien
  Title:  Authorized Signatory

DEBT STRATEGIES FUND II, INC.


By: /s/ Paul Travers
   -----------------
  Name:  Paul Travers
  Title:  Authorized Signatory

                                     MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES: INCOME STRATEGIES PORTFOLIO
                                     By:  Merrill Lynch Asset Management,
                                          as Investment Advisor


                                     By: /s/ Paul Travers
                                        ------------------
                                     Name:  Paul Travers
                                     Title:  Authorized Signatory

                                     OSPREY INVESTMENTS PORTFOLIO
                                     By: Citibank, N.A., as Manager


                                     By: /s/ Hans L. Christensen
                                         ----------------------------
                                     Name:  Hans L. Christensen
                                     Title:  Vice President

                                     ROYALTON COMPANY
                                     By: Pacific Investments Management Company,
                                         as Investment Advisor


                                     By: /s/ Raymond Kennedy
                                         --------------------
                                         Name:  Raymond Kennedy
                                         Title:  Senior Vice President

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research, as
                                         Investment Advisor


                                     By: /s/ Payson F. Swaffield
                                         ------------------------------
                                         Name:  Payson F. Swaffield
                                         Title:  Vice President

                                     WADDELL & REED FINANCIAL INC.


                                     By: /s/ Henry J. Herrmann
                                         ----------------------
                                         Name:  Henry J. Herrmann
                                         Title:  President & CEO

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE NEW YORK BRANCH


By: /s/ A. de Gromard
   -------------------
  Name:  A. de Gromard
  Title:  Senior Manager

EATON VANCE SENIOR INCOME TRUST
By:  Eaton Vance Management as Investment
     Advisor


By: /s/ Payson F. Swaffield
   -------------------------
  Name:  Payson F. Swaffield
  Title:  Vice President

                                      39